                   PROVIDIAN LIFE & HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT IV
                             PROSPECTUS SUPPLEMENT

                               JANUARY 12, 1996

  Please note that the Commonwealth of Pennsylvania has revoked its two percent premium tax on annuities. This tax is itemized on page 17 of the Vanguard Variable Annuity Plan Contract section of the enclosed prospectus.
  Pennsylvania's premium tax on annuities was revoked by House Bill 39, ratified in June 1995 by the Pennsylvania General Assembly, and made effective JANUARY 1, 1996. After this date, Pennsylvania residents who own a Vanguard Variable Annuity Plan contract will no longer pay a state premium tax for each initial and subsequent investment in the Plan.

                                                                            SVFL